# Pilgrim's Pride Corporation

## Overview of 2nd Quarter of Fiscal 2005 vs Fiscal 2004

### April 25, 2005

# Cautionary Notes and Forward-Looking Statements

- Statements contained in this presentation that state the intentions, hopes, beliefs, anticipations, expectations or predictions of the future of Pilgrim's Pride Corporation and its management are forward-looking statements. It is important to note that the actual results could differ materially from those projected in such forward-looking statements. Factors that could cause actual results to differ materially from those projected in such forward-looking statements include: matters affecting the poultry industry generally, including fluctuations in the commodity prices of feed ingredients, chicken and turkey; disease outbreaks affecting the production performance and/or marketability of the Company's poultry products; contamination of our products, which has recently and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; management of our cash resources, particularly in light of our leverage; restrictions imposed by and as a result of, our leverage; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; changes in laws or regulations or the application thereof affecting our operations as well as competitive factors and pricing pressures; risks associated with the acquisition of ConAgra Foods' chicken division including possible unknown liabilities assumed in connection with the acquisition and loss of customers of the acquired business; inability to recognize the anticipated cost savings and anticipated benefits in connection with our turkey division restructuring; and the impact of uncertainties of litigation as well as other risks described under "Risk Factors" in our Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission. Pilgrim's Pride Corporation undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
- The information included in this presentation should be read in conjunction with our Annual Report on Form 10-K for the fiscal year ended October 2, 2004 and subsequent reports filed with the Securities and Exchange Commission.
- The term "Proforma" as used in this presentation refers to the inclusion of the ConAgra chicken division acquisition on November 23, 2003 as if it had been owned by the Company for the entire periods presented.
- We have included certain information regarding our results of operations and components thereof that have been adjusted to exclude the effects of the restructuring of our turkey operations and other related expenses, to exclude recoveries under a business interruption insurance policy related to the October 2002 recall of certain deli meats by the Company, to exclude the estimated adverse effects of such recall and to exclude recoveries resulting from our vitamin and Methionine litigation. We have included this information as we believe that investors may be interested in our results excluding these items as this is how our management analyzes our results from continuing operations.
- "EBITDA" is defined as net income (loss) before interest, income taxes, depreciation and amortization. EBITDA is presented because it is used by us, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of Generally Accepted Accounting Principles (GAAP) results, to compare the performance of companies. EBITDA is not a measurement of financial performance under GAAP and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP.

# U.S. Meat Supply Growth – Remains Nominal

| | 2002 | 2003 | % Change | 2004 | % Change | 2005P | % Change |
|---|---|---|---|---|---|---|---|
| Beef | 27,090 | 26,234 | -3% | 24,544 | -6% | 25,289 | 3% |
| Pork | 19,664 | 19,945 | 1% | 20,508 | 3% | 20,643 | 1% |
| Total Red Meat | 46,754 | 46,179 | -1% | 45,052 | -2% | 45,932 | 2% |
| Chicken | 32,240 | 32,749 | 2% | 34,063 | 4% | 35,732 | 5% |
| Turkey | 5,660 | 5,589 | -1% | 5,399 | -3% | 5,429 | 1% |
| Total Poultry | 37,900 | 38,338 | 1% | 39,462 | 3% | 41,161 | 4% |
| Total Red Meat And Poultry | 84,654 | 84,517 | 0% | 84,514 | 0% | 87,093 | 3% |
| Poultry Meat Exported | 5,241 | 5,439 | 4% | 5,210 | -4% | 5,708 | 10% |
| Red Meat Exported | 4,060 | 4,235 | 4% | 2,589 | -39% | 3,009 | 16% |

Source: Informa Economics report dated April 4, 2005

# U.S. Per Capita Consumption

| | 2003 | 2004 | % Change | 2005P | % Change | 2006P | % Change |
|---|---|---|---|---|---|---|---|
| Beef | 64.9 | 66.1 | 1.8% | 67.9 | 2.7% | 62.5 | -8.0% |
| Pork | 51.8 | 51.3 | -1.0% | 50.4 | -1.8% | 51.5 | 2.2% |
| Total Red Meat | 116.7 | 117.4 | 0.6% | 118.3 | 0.8% | 114.0 | -3.6% |
| Chicken | 83.0 | 86.1 | 3.7% | 87.4 | 1.5% | 89.1 | 1.9% |
| Turkey | 17.4 | 17.0 | -2.3% | 16.7 | -1.8% | 17.3 | 3.6% |
| Total Poultry | 100.4 | 103.1 | 2.7% | 104.1 | 1.0% | 106.4 | 2.2% |
| Total Red Meat And Poultry | 217.1 | 220.5 | 1.6% | 222.4 | 0.9% | 220.4 | -0.9% |
| Chicken Percent Exported | 15.2% | 14.1% | -7.2% | 14.5% | 2.8% | 15.6% | 7.59% |

Source: National Chicken Council dated April 18, 2005

# Top US Chicken Export Markets

| | 2000 | | 2001 | | 2002 | | 2003 | | 2004 | | 2005P | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | lbs. | %/lbs. | lbs. | %/lbs. | lbs. | %/lbs. | lbs. | %/lbs. | lbs. | %/lbs. | lbs. | %/lbs. |
| Russia [1] | 1,262 | 24.73% | 2,304 | 41.48% | 1,521 | 31.67% | 1,458 | 29.42% | 1,503 | 31.53% | 1,515 | 29.00% |
| Hong Kong | 918 | 17.99% | 750 | 13.50% | 608 | 12.66% | 309 | 6.23% | 226 | 4.74% | 293 | 5.61% |
| Mexico [2] | 351 | 6.88% | 381 | 6.86% | 327 | 6.81% | 366 | 7.38% | 429 | 9.00% | 519 | 9.93% |
| China [3] | 135 | 2.65% | 108 | 1.94% | 173 | 3.60% | 292 | 5.89% | 36 | 0.76% | 99 | 1.89% |
| Korea | 162 | 3.17% | 226 | 4.07% | 249 | 5.19% | 159 | 3.21% | 73 | 1.53% | 105 | 2.01% |
| Other | 2,275 | 44.58% | 1,786 | 32.15% | 1,924 | 40.07% | 2,372 | 47.86% | 2,500 | 52.44% | 2,694 | 51.56% |
| Total | 5,103 | | 5,555 | | 4,802 | | 4,956 | | 4,767 | | 5,225 | |
| % of U.S Production: | | 16.73% | | 17.77% | | 14.89% | | 15.13% | | 13.99% | | 14.62% |
| % Inc.(Dec.) - Exports | | 10.55% | | 8.86% | | -13.56% | | 3.21% | | -3.81% | | 9.61% |
| % Inc.(Dec.) - Domestic | | 1.06% | | 1.26% | | 6.72% | | 1.29% | | 5.41% | | 4.13% |

(1) Bans in U.S. generally lifted except for products from 5 counties in Virginia and 8 counties in North Carolina which are eligible with a negative AI test. Products from 7 counties in North Carolina are ineligible for export to Russia.

(2) On July 8, 2004 Mexico lifted most restrictions in TX with the exception of 11 counties

(3) Bans in U.S. generally lifted except for CT and RI

April 4, 2005 Source: USDA & Informa Economics Projections

# U.S. Industry Outlook

- Pricing environment during (vs. prior year periods):

| | 2nd Qtr FY05 | 2nd Qtr YTD FY05 |
| --- | --- | --- |
| **Dark meat** → | **-10.26% to $0.30/lb.** | **-3.99% to $0.30/lb.** |
| **Wings** → | **-2.31% to $1.15/lb.** | **+4.93% to $1.07/lb.** |
| **Breast Meat** → | **-17.66% to $1.54/lb.** | **-15.34% to $1.44/lb.** |
| **GA Dock** → | **+2.93% to $0.74/lb.** | **+5.81% to $0.74/lb.** |

- Export market – Improved due to the removal of AI bans and a weaker dollar relative to a number of other currencies

- Grain environment – Prices significantly lower than same period last year primarily due to large stocks

- Favorable competitive meat environment

# Earnings per Share

| | FY2005 | FY2004 | %Change |
|---|---|---|---|
| Actuals | | | |
| 2nd Quarter | $ 0.85 | $ 0.50 | 70.0% |
| 2nd Quarter Year to Date | $ 1.58 | $ 0.73 | 116.4% |
| | | | |
| Proforma | | | |
| 2nd Quarter Year to Date | $ 1.58 | $ 0.87 | 81.6% |

# Sales by Segment – Actual

($ in millions)

| | 2nd Quarter | | | 2nd Quarter YTD | | |
|---|---|---|---|---|---|---|
| | FY2005 | FY2004 | % Change | FY2005 | FY2004 | %Change |
| Total U.S. Chicken | $ 1,090.8 | $ 1,068.2 | 2.1% | $ 2,115.3 | $ 1,812.2 | 16.7% |
| Total Mexico Chicken | 90.9 | 89.0 | 2.1% | 187.8 | 177.9 | 5.6% |
| **Total Chicken Sales** | $ 1,181.7 | $ 1,157.2 | 2.1% | $ 2,303.1 | $ 1,990.1 | 15.7% |
| Total Turkey Sales | 37.3 | 54.1 | -31.1% | 117.1 | 147.4 | -20.6% |
| Sale of Other Products | 156.3 | 173.6 | -10.0% | 323.4 | 291.8 | 10.8% |
| **Total Net Sales** | $ 1,375.3 | $ 1,384.9 | -0.7% | $ 2,743.6 | $ 2,429.3 | 12.9% |

# Sales by Segment – 2nd Quarter YTD

($ in millions)

| | Actual FY2005 | Proforma FY2004 | %Change | Adj. Proforma* FY 2004 | %Change |
|---|---|---|---|---|---|
| Total U.S. Chicken | $ 2,115.3 | $2,176.7 | -2.8% | $2,097.4 | 0.9% |
| Total Mexico Chicken | 187.8 | 177.9 | 5.6% | 171.6 | 9.4% |
| **Total Chicken Sales** | $ 2,303.1 | $ 2,354.6 | -2.2% | $ 2,269.0 | 1.5% |
| Total Turkey Sales | 117.1 | 147.4 | -20.6% | 140.8 | -16.8% |
| Sale of Other Products | 323.4 | 388.1 | -16.7% | 372.8 | -13.3% |
| **Total Net Sales** | $ 2,743.6 | $ 2,890.1 | -5.1% | $ 2,782.6 | -1.4% |

*The first quarter of fiscal year 2004 contained 14 weeks as compared to the more standard 13 weeks included in the first quarter of fiscal year 2005. Accordingly, to facilitate comparability between the periods, the first quarter of fiscal year 2004 has been adjusted by multiplying the actual amounts by the quotient of 13 divided by 14, to which the actual second fiscal quarter amounts were added. See slide 24 for computation of the first fiscal quarter of 2004 Adjusted Proforma amounts.

# Chicken Sales - Actual

($ in millions)

| | 2nd Quarter | | | 2nd Quarter YTD | | |
|---|---|---|---|---|---|---|
| | FY2005 | FY2004 | %Change | FY2005 | FY2004 | %Change |
| Prepared Foods: | | | | | | |
| Foodservice | $ 415.0 | $ 410.3 | 1.1% | $ 813.7 | $ 696.0 | 16.9% |
| Retail | 68.0 | 56.0 | 21.4% | 130.3 | 108.6 | 20.0% |
| Total Prepared Foods | 483.0 | 466.3 | 3.6% | 944.0 | 804.6 | 17.3% |
| Fresh Chicken | | | | | | |
| Foodservice | 375.2 | 367.7 | 2.0% | 712.9 | 602.9 | 18.2% |
| Retail | 149.1 | 176.7 | -15.6% | 299.3 | 290.8 | 2.9% |
| Total Fresh Chicken | 524.3 | 544.4 | -3.7% | 1,012.2 | 893.7 | 13.3% |
| Export and Other | | | | | | |
| Prepared Foods | 15.1 | 8.6 | 75.6% | 30.4 | 18.0 | 68.9% |
| Chicken-Other | 68.4 | 48.9 | 39.9% | 128.7 | 95.9 | 34.2% |
| Total Export and Other | 83.5 | 57.5 | 45.2% | 159.1 | 113.9 | 39.7% |
| Total U.S. Chicken | 1,090.8 | 1,068.2 | 2.1% | 2,115.3 | 1,812.2 | 16.7% |
| Total Mexico Chicken | 90.9 | 89.0 | 2.1% | 187.8 | 177.9 | 5.6% |
| **Total Chicken Sales** | $ 1,181.7 | $ 1,157.2 | 2.1% | $ 2,303.1 | $ 1,990.1 | 15.7% |

# Chicken Sales – 2nd Quarter Proforma YTD

($in millions)

| | FY2005 Actual | FY2004 Proforma | % Change | FY2004* Adj. Proforma | % Change |
|---|---|---|---|---|---|
| United States | | | | | |
| Prepared Foods: | | | | | |
| Foodservice | $ 813.7 | $ 820.7 | -0.9% | $ 791.3 | 2.8% |
| Retail | 130.3 | 121.4 | 7.3% | 116.8 | 11.6% |
| Total Prepared Foods | 944.0 | 942.1 | 0.2% | 908.1 | 4.0% |
| Fresh Chicken | | | | | |
| Foodservice | 712.9 | 747.2 | -4.6% | 720.1 | -1.0% |
| Retail | 299.3 | 342.9 | -12.7% | 331.0 | -9.6% |
| Total Fresh Chicken | 1,012.2 | 1,090.1 | -7.1% | 1,051.1 | -3.7% |
| Export and Other | | | | | |
| Prepared Foods | 30.4 | 19.5 | 55.9% | 18.7 | 62.6% |
| Chicken-Other | 128.7 | 125.0 | 3.0% | 119.5 | 7.7% |
| Total Export and Other | 159.1 | 144.5 | 10.1% | 138.2 | 15.1% |
| Total U.S. Chicken | 2,115.3 | 2,176.7 | -2.8% | 2,097.4 | 0.9% |
| Total Mexico Chicken | 187.8 | 177.9 | 5.6% | 171.6 | 9.4% |
| **Total Chicken Sales** | $ 2,303.1 | $ 2,354.6 | -2.2% | $ 2,269.0 | 1.5% |

*The first quarter of fiscal year 2004 contained 14 weeks as compared to the more standard 13 weeks included in the first quarter of fiscal year 2005. Accordingly, to facilitate comparability between the periods, the first quarter of fiscal year 2004 has been adjusted by multiplying the actual amounts by the quotient of 13 divided by 14, to which the actual second fiscal quarter amounts were added. See slide 25 for computation of the first fiscal quarter of 2004 Adjusted Proforma amounts.

# Summary Operating Results - Actual

| ($ In Millions) | Three Months Ended | | Six Months Ended | |
|---|---|---|---|---|
| | 2Q FY05 | 2Q FY04 | 2Q FY05 | 2Q FY04 |
| **Sales:** | | | | |
| Chicken and Other Products: | | | | |
| United States | $ 1,238.9 | $ 1,235.0 | $ 2,428.8 | $ 2,092.4 |
| Mexico | 99.1 | 95.8 | 197.7 | 189.4 |
| Sub Total | $ 1,338.0 | $ 1,330.8 | $ 2,626.5 | $ 2,281.8 |
| Turkey | 37.3 | 54.1 | 117.1 | 147.4 |
| Total | $ 1,375.3 | $ 1,384.9 | $ 2,743.6 | $ 2,429.2 |
| Growth | | -0.69% | | 12.94% |
| **Operating Income:** | | | | |
| Chicken and Other Products: | | | | |
| United States | $ 83.6 | $ 69.8 | $ 173.8 | $ 121.9 |
| Mexico | 10.8 | 3.0 | 16.5 | (2.5) |
| Sub Total | $ 94.4 | $ 72.8 | $ 190.3 | $ 119.4 |
| Turkey | (5.5) | (11.3) | (10.3) | (27.1) |
| Sub Total | $ 88.9 | $ 61.5 | $ 180.0 | $ 92.3 |
| Operating Margin | 6.46% | 4.45% | 6.56% | 3.80% |

# Summary Operating Results

| ($ in millions) | Proforma Six Months Ended 2Q FY05 | Proforma Six Months Ended 2Q FY04 | Adj. Proforma* Six Months Ended 2Q FY05 | Adj. Proforma* Six Months Ended 2Q FY04 |
|---|---|---|---|---|
| **Sales:** | | | | |
| Chicken and Other Products: | | | | |
| United States | $ 2,428.8 | $ 2,553.2 | $ 2,428.8 | $ 2,459.1 |
| Mexico | 197.7 | 189.4 | 197.7 | 182.7 |
| Sub Total | $ 2,626.5 | $ 2,742.6 | $ 2,626.5 | $ 2,641.8 |
| Turkey | 117.1 | 147.5 | 117.1 | 140.8 |
| Total | $ 2,743.6 | $ 2,890.1 | $ 2,743.6 | $ 2,782.6 |
| Growth | | -5.07% | | -1.40% |
| **Operating Income (Loss):** | | | | |
| Chicken and Other Products: | | | | |
| United States | $ 173.8 | $ 147.4 | $ 173.8 | $ 141.9 |
| Mexico | 16.5 | (2.5) | 16.5 | (2.1) |
| Sub Total | $ 190.3 | $ 144.9 | $ 190.3 | $ 139.8 |
| Turkey | (10.3) | (27.1) | (10.3) | (26.0) |
| Sub Total | $ 180.0 | $ 117.8 | $ 180.0 | $ 113.8 |
| Operating Margin | 6.56% | 4.08% | 6.56% | 4.09% |

*The first quarter of fiscal year 2004 contained 14 weeks as compared to the more standard 13 weeks included in the first quarter of fiscal year 2005. Accordingly, to facilitate comparability between the periods, the first quarter of fiscal year 2004 has been adjusted by multiplying the actual amounts by the quotient of 13 divided by 14, to which the actual second fiscal quarter amounts were added. See slide 26 for computation of the first fiscal quarter of 2004 Adjusted Proforma amounts.

# Results from Operations – 2nd Quarter

| | Actual | | | | |
|---|---|---|---|---|---|
| | | FY2005 | | FY2004 | %Change |
| Net Sales | $ | 1,375.3 | $ | 1,384.9 | -0.7% |
| Net Income | $ | 56.4 | $ | 33.0 | 70.9% |
| EBITDA | $ | 133.1 | $ | 92.7 | 43.6% |
| EPS | $ | 0.85 | $ | 0.50 | 70.0% |
| EBITDA Reconciliation | | | | | |
| Net Income | $ | 56.4 | $ | 33.0 | |
| Add: | | | | | |
| Income Tax Expense | | 34.2 | | 13.6 | |
| Interest expense, net | | 9.3 | | 13.5 | |
| Depreciation and amortization | | 33.8 | | 33.1 | |
| Minus: | | | | | |
| Amortization of capitalized financing costs | | 0.6 | | 0.5 | |
| EBITDA - as reported | $ | 133.1 | $ | 92.7 | 43.6% |
| EBITDA Margin - as reported | | 9.68% | | 6.69% | |

# Results from Operations – 2nd Quarter YTD

($ in millions, except per share figures)

| | Actual | | | Proforma | |
|---|---|---|---|---|---|
| | FY2005 | FY2004 | %Change | FY2004 | %Change |
| Net Sales | $ 2,743.6 | $2,429.3 | 12.9% | $ 2,890.1 | -5.2% |
| Net Income | $ 104.9 | $ 43.2 | 142.8% | $ 57.7 | 82.8% |
| EBITDA | $ 254.7 | $ 149.1 | 70.8% | $ 183.8 | 36.9% |
| EPS | $ 1.58 | $ 0.73 | 116.4% | $ 0.87 | 81.6% |
| EBITDA Reconciliation | | | | | |
| Net Income | $ 104.9 | $ 43.2 | | $ 57.7 | |
| Add: | | | | | |
| Income Tax Expense | 65.6 | 21.9 | | 30.8 | |
| Interest expense, net | 21.5 | 26.0 | | 30.3 | |
| Depreciation and amortization | 63.8 | 59.0 | | 66.0 | |
| Minus: | | | | | |
| Amortization of capitalized financing costs | 1.1 | 1.0 | | 1.0 | |
| EBITDA - as reported | $ 254.7 | $ 149.1 | 70.8% | $ 183.8 | 36.9% |
| EBITDA Margin - as reported | 9.28% | 6.14% | | 6.36% | |

# Long Term Debt

| ($ in thousands) | Fiscal Quarter Ending April 2, 2005 | | | | Fiscal Year Ending October 2, 2004 | | | |
|---|---|---|---|---|---|---|---|---|
| | Final Maturity | Outstanding | Available | Facility Total | Final Maturity | Outstanding | Available | Facility Total |
| Senior unsecured notes, interest at 9 5/8% | 2011 | $ 302,803 | -- | $ 302,803 | 2011 | $ 303,019 | -- | $ 303,019 |
| Senior unsecured notes, interest at 9 ¼% | 2013 | 100,000 | -- | 100,000 | 2013 | 100,000 | -- | 100,000 |
| Note payable to an insurance company at 6.68% | 2012 | 54,524 | -- | 54,524 | 2012 | 55,899 | -- | 55,899 |
| Notes payable to an insurance company at LIBOR plus 2.2075% | 2013 | 57,333 | -- | 57,333 | 2013 | 68,000 | -- | 68,000 |
| Revolving term/credit facility at LIBOR plus 1.00% | 2011 | -- | 500,000 | 500,000 | 2011 | -- | 500,000 | 500,000 |
| Industrial revenue bond at variable rate | 2012 | 9,500 | -- | 9,500 | 2012 | 9,500 | -- | 9,500 |
| Industrial revenue bond at variable rate | 2019 | 4,700 | -- | 4,700 | 2019 | 4,700 | -- | 4,700 |
| Other notes payable | VAR | 3,045 | -- | 3,045 | VAR | 3,176 | -- | 3,176 |
| | | 531,905 | $ 500,000 | $ 1,031,905 | | 544,294 | $ 500,000 | $ 1,044,294 |
| Less current maturities | | 8,501 | | | | 8,428 | | |
| Total Long-term debt | | $ 523,404 | | | | $ 535,866 | | |

# Other Credit Facilities

| ($ in thousands) | Fiscal Quarter Ending April 2, 2005 | | | | Fiscal Year Ending October 2, 2004 | | | |
|---|---|---|---|---|---|---|---|---|
| | Final Maturity | Outstanding | Available | Facility Total | Final Maturity | Outstanding | Available | Facility Total |
| Domestic Revolving Credit Facility at LIBOR plus 0.875% | 2009 | $ - | $ 107,519 | $ 150,000 | 2009 | | $ 105,510 | $ 150,000 |
| Domestic Revolving Credit Facility at LIBOR plus 1.00% | 2011 | | 18,000 | 18,000 | 2011 | | 18,000 | 18,000 |
| Mexico Revolving Credit Facility | 2004 | - | - | - | 2004 | | 30,000 | 30,000 |
| Total Revolving Credit Facilities | | $ - | $ 125,519 | $ 168,000 | | $ - | $ 153,510 | $ 198,000 |
| Total Debt | | $ 531,905 | $ 625,519 | $ 1,199,905 | | $ 544,294 | $ 653,510 | $ 1,242,294 |
| Receivables Purchase Agreement | 2008 | $ - | $ 125,000 | $ 125,000 | 2008 | $ - | $ 125,000 | $ 125,000 |
| Total Debt and Receivable Purchase Facilities | | $ 531,905 | $ 750,519 | $ 1,324,905 | | $ 544,294 | $ 778,510 | $ 1,367,294 |

# Summary Credit Ratios & Other Information

| | FYE 2004 | 2Q2004 | 2Q2005 | 6-Mo FY04 | 6-Mo FY05 |
|---|---|---|---|---|---|
| EBITDA / Interest Expense | 7.15x | 6.85x | 14.29x | 5.74x | 11.83x |
| Total Debt / EBITDA (*) | 1.46x | - | - | 2.11x | 1.11x |
| Net Debt / EBITDA (*) | 1.36x | - | - | 1.95x | 0.80x |
| Total Debt / Total Capital | 37.1% | - | - | 43.7% | 34.1% |
| Net Debt / Total Capital | 35.4% | - | - | 41.8% | 27.2% |
| Net Worth (millions) | $923.0 | - | - | $840.2 | $1,026.1 |
| Book Value/Common Share | $13.87 | - | - | $12.62 | $15.42 |

(*) For 2nd Qtr 2004 and 2005, EBITDA used in this calculation is based on the Proforma LTM period ended 4/3/2004 and 4/2/2005, respectively. See slide 19 for reconciliation.

# Summary Credit Ratios & Other Information – Continued

**EBITDA Reconciliation of FY2004 and LTM Periods EBITDA**

| | FY2004 | Proforma LTM Ending 4/03/04 | LTM Ending 4/03/04 | LTM Ending 4/02/05 |
|---|---|---|---|---|
| Net Income | $ 128,340 | $ 93,423 | $ 85,752 | $ 190,002 |
| Add: | | | | |
| Income Tax Expense | 80,195 | 25,424 | 21,508 | 123,883 |
| Interest expense, net | 52,129 | 65,965 | 44,531 | 47,703 |
| Depreciation and amortization | 113,788 | 126,330 | 97,872 | 114,674 |
| Minus: | | | | |
| Amortization of capitalized financing costs | 1,951 | 1,728 | 1,729 | 2,094 |
| EBITDA | $ 372,501 | $ 309,414 | $ 247,934 | $ 474,168 |
| Adjustments: | | | | |
| Turkey Restructuring | 64,160 | - | - | 64,160 |
| Other Restructuring | 7,923 | - | - | 7,923 |
| Turkey Recall Insurance | (23,824) | - | - | (23,815) |
| Turkey Recall Effects | 20,000 | - | 50,000 | - |
| Vitamin & Methionine Settlements | (1,039) | (19,423) | (19,423) | - |
| Adjusted EBITDA | $ 439,721 | $ 289,991 | $ 278,511 | $ 522,436 |

**Debt net of Cash Reconciliation**

| | FY2004 | FY2004q2 | FY2005q2 |
|---|---|---|---|
| Total Debt | $ 544,294 | $ 651,629 | $ 531,905 |
| Less Cash | 38,165 | 47,151 | 147,837 |
| Net Debt | $ 506,129 | $ 604,478 | $ 384,068 |

# Capital Expenditures



Million $
120
100
80
60
40
20
0
Expansion
Maintenance/Other
$19.4
$4.4
$15.0
$28.0
$1.6
$26.4
$40.0
$8.6
$31.4
$46.2
$5.7
$40.5
$52.2
$5.6
$46.6
$79.6
$13.6
$66.0
$83.6
$13.6
$70.0
$91.8
$13.4
$78.4
2Q FY04
2Q FY05
6-Mo FY04
6-Mo FY04 Proforma
6-Mo FY05
FY 04
FY04 Proforma
LTM

- The Company projects FY 2005 capital expenditures of approximately $150 - $175 million (approximately $90 million will be used for maintenance).

# Other Information

# Turkey Sales - Actual

| ($ in millions) | 2nd Quarter | | | 2nd Quarter YTD | | |
|---|---|---|---|---|---|---|
| | FY2005 | FY2004 | %Change | FY2005 | FY2004 | %Change |
| **Prepared Foods:** | | | | | | |
| Foodservice | $17.5 | $ 17.4 | 0.6% | $ 42.6 | $ 43.3 | -1.6% |
| Retail | 8.2 | 7.7 | 6.5% | 17.3 | 15.9 | 8.8% |
| **Total Prepared Foods** | 25.7 | 25.1 | 2.4% | 59.9 | 59.2 | 1.2% |
| **Fresh Turkey** | | | | | | |
| Foodservice | 3.9 | 8.1 | -51.9% | 7.2 | 18.4 | -60.9% |
| Retail | 7.0 | 19.2 | -63.5% | 48.5 | 64.4 | -24.7% |
| **Total Fresh Turkey** | 10.9 | 27.3 | -60.1% | 55.7 | 82.8 | -32.7% |
| **Export and Other** | | | | | | |
| Prepared Foods | 0.3 | 0.5 | -40.0% | 0.6 | 1.1 | -45.5% |
| Turkey Other | 0.4 | 1.2 | -66.7% | 0.9 | 4.3 | -79.1% |
| **Total Export and Other** | 0.7 | 1.7 | -58.8% | 1.5 | 5.4 | -72.2% |
| **Total Turkey Sales** | $37.3 | $ 54.1 | -31.1% | $117.1 | $147.4 | -20.6% |

# Turkey Sales – Adjusted YTD

($ in millions)

| | Actual 2005 | Adj. Proforma* FY2004 | % Change |
| --- | --- | --- | --- |
| Prepared Foods: | | | |
| Foodservice | $ 42.6 | $ 41.5 | 2.7% |
| Retail | 17.3 | 15.3 | 13.1% |
| Total Prepared Foods | 59.9 | 56.8 | 5.5% |
| Fresh Turkey | | | |
| Foodservice | 7.2 | 17.7 | -59.3% |
| Retail | 48.5 | 61.2 | -20.8% |
| Total Fresh Turkey | 55.7 | 78.9 | -29.4% |
| Export and Other | | | |
| Prepared Foods | 0.6 | 1.1 | -45.5% |
| Turkey Other | 0.9 | 4.0 | -77.5% |
| Total Export and Other | 1.5 | 5.1 | -70.6% |
| Total Turkey Sales | $ 117.1 | $ 140.8 | -16.8% |

*The first quarter of fiscal year 2004 contained 14 weeks as compared to the more standard 13 weeks included in the first quarter of fiscal year 2005. Accordingly, to facilitate comparability between the periods, the first quarter of fiscal year 2004 has been adjusted by multiplying the actual amounts by the quotient of 13 divided by 14, to which the actual second fiscal quarter amounts were added. See slide 27 for computation of the first fiscal quarter of 2004 Adjusted Proforma amounts.

# Sales by Segment – 2nd Quarter YTD

($ in millions)

**Reconciliation of 2004 Adjusted Proforma**

| | 1Q2004 Proforma | 1Q2004* Adj. Proforma | 2Q2004 Actual | FY2004* Adj. Proforma |
|---|---|---|---|---|
| Total U.S. Chicken | $1,108.4 | $1,029.2 | $1,068.2 | $2,097.4 |
| Total Mexico Chicken | 88.9 | 82.6 | 89.0 | 171.6 |
| **Total Chicken Sales** | $ 1,197.3 | $ 1,111.8 | $ 1,157.2 | $ 2,269.0 |
| Total Turkey Sales | 93.4 | 86.7 | 54.1 | 140.8 |
| Sale of Other Products | 214.5 | 199.2 | 173.6 | 372.8 |
| **Total Net Sales** | $ 1,505.2 | $ 1,397.7 | $ 1,384.9 | $ 2,782.6 |

*The first quarter of fiscal year 2004 contained 14 weeks as compared to the more standard 13 weeks included in the first quarter of fiscal year 2005. Accordingly, to facilitate comparability between the periods, the first quarter of fiscal year 2004 has been adjusted by multiplying the actual amounts by the quotient of 13 divided by 14, to which the actual second fiscal quarter amounts were added.

# Chicken Sales – 2nd Quarter Proforma YTD

**Reconciliation of 2004 Adjusted Proforma**

($ in millions)

| | 1Q2004 Proforma | 1Q2004* Adj. Proforma | 2Q2004 Actual | FY2004* Adj. Proforma |
|---|---|---|---|---|
| United States | | | | |
| Prepared Foods: | | | | |
| Foodservice | $ 410.3 | $ 381.0 | $ 410.3 | $ 791.3 |
| Retail | 65.5 | 60.8 | 56.0 | 116.8 |
| Total Prepared Foods | 475.8 | 441.8 | 466.3 | 908.1 |
| Fresh Chicken | | | | |
| Foodservice | 379.5 | 352.4 | 367.7 | 720.1 |
| Retail | 166.2 | 154.3 | 176.7 | 331.0 |
| Total Fresh Chicken | 545.7 | 506.7 | 544.4 | 1,051.1 |
| Export and Other | | | | |
| Prepared Foods | 10.9 | 10.1 | 8.6 | 18.7 |
| Chicken-Other | 76.0 | 70.6 | 48.9 | 119.5 |
| Total Export and Other | 86.9 | 80.7 | 57.5 | 138.2 |
| Total U.S. Chicken | 1,108.4 | 1,029.2 | 1,068.2 | 2,097.4 |
| Total Mexico Chicken | 88.9 | 82.6 | 89.0 | 171.6 |
| **Total Chicken Sales** | $ 1,197.3 | $ 1,111.8 | $ 1,157.2 | $ 2,269.0 |

*The first quarter of fiscal year 2004 contained 14 weeks as compared to the more standard 13 weeks included in the first quarter of fiscal year 2005. Accordingly, to facilitate comparability between the periods, the first quarter of fiscal year 2004 has been adjusted by multiplying the actual amounts by the quotient of 13 divided by 14, to which the actual second fiscal quarter amounts were added.

# Summary Operating Results

**Reconciliation of 2004 Adjusted Proforma**

($ in millions)

| | 1Q2004 Proforma | 1Q2004 * Adj. Proforma | 2Q2004 Actual | FY2004* Adj. Proforma |
|---|---|---|---|---|
| **Sales:** | | | | |
| Chicken and Other Products: | | | | |
| United States | $ 1,318.3 | $ 1,224.1 | $ 1,235.0 | $ 2,459.1 |
| Mexico | 93.5 | 86.9 | 95.8 | 182.7 |
| Sub Total | $ 1,411.8 | $ 1,311.0 | $ 1,330.8 | $ 2,641.8 |
| Turkey | 93.4 | 86.7 | 54.1 | 140.8 |
| Total | $ 1,505.2 | $ 1,397.7 | $ 1,384.9 | $ 2,782.6 |
| **Operating Income (Loss):** | | | | |
| Chicken and Other Products: | | | | |
| United States | $ 77.6 | $ 72.1 | $ 69.8 | $ 141.9 |
| Mexico | (5.5) | (5.1) | 3.0 | (2.1) |
| Sub Total | $ 72.1 | $ 67.0 | $ 72.8 | $ 139.8 |
| Turkey | (15.8) | (14.7) | (11.3) | (26.0) |
| Sub Total | $ 56.3 | $ 52.3 | $ 61.5 | $ 113.8 |

*The first quarter of fiscal year 2004 contained 14 weeks as compared to the more standard 13 weeks included in the first quarter of fiscal year 2005. Accordingly, to facilitate comparability between the periods, the first quarter of fiscal year 2004 has been adjusted by multiplying the actual amounts by the quotient of 13 divided by 14, to which the actual second fiscal quarter amounts were added.

# Turkey Sales – Adjusted YTD

**Reconciliation of 2004 Adjusted Proforma**

($ in millions)

| | 1Q2004 Proforma | 1Q2004* Adj. Proforma | 2Q2004 Actual | FY2004* Adj. Proforma |
|---|---|---|---|---|
| Prepared Foods: | | | | |
| Foodservice | $ 26.0 | $ 24.1 | $ 17.4 | $ 41.5 |
| Retail | 8.2 | 7.6 | 7.7 | 15.3 |
| Total Prepared Foods | 34.2 | 31.7 | 25.1 | 56.8 |
| Fresh Turkey | | | | |
| Foodservice | 10.4 | 9.6 | 8.1 | 17.7 |
| Retail | 45.2 | 42.0 | 19.2 | 61.2 |
| Total Fresh Turkey | 55.6 | 51.6 | 27.3 | 78.9 |
| Export and Other | | | | |
| Prepared Foods | 0.6 | 0.6 | 0.5 | 1.1 |
| Turkey Other | 3.0 | 2.8 | 1.2 | 4.0 |
| Total Export and Other | 3.6 | 3.4 | 1.7 | 5.1 |
| Total Turkey Sales | $ 93.4 | $ 86.7 | $ 54.1 | $ 140.8 |

*The first quarter of fiscal year 2004 contained 14 weeks as compared to the more standard 13 weeks included in the first quarter of fiscal year 2005. Accordingly, to facilitate comparability between the periods, the first quarter of fiscal year 2004 has been adjusted by multiplying the actual amounts by the quotient of 13 divided by 14, to which the actual second fiscal quarter amounts were added.